POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that
the undersigned, Richard H.
Gilman, an executive officer of
The New York Times Company (the
Company), hereby constitutes and
appoints each of Solomon B.
Watson IV, Kenneth A. Richieri
and Rhonda L. Brauer, and each
of them acting individually,
his true and lawful attorneys-
in-fact to:

1. execute for and on behalf
of the undersigned Forms 3, 4
and 5 relating to the Company's
Class A Common Stock, in
accordance with Section 16(a)
of the Securities Exchange Act
of 1934 (the "Exchange Act")
and the rules thereunder;

2. do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete the execution of any
such Form 3, 4 or 5 and the
timely filing of such form with
the United States Securities
and Exchange Commission and any
other authority, including the
New York Stock Exchange; and

3. take any other action of any
type whatsoever in connection
with the foregoing which, in
the opinion of such attorney-in
-fact, may be of benefit to, in
the best interest of, or
legally required by, the
undersigned, it being understood
that the documents executed by
such attorney-in-fact on behalf
of the undersigned pursuant to
this Power of Attorney shall
be in such form and shall
contain such terms and
conditions as such attorney-in-
fact may approve in his or her
discretion.

The undersigned hereby grants
to each such attorney in-fact
full power and authority to do
and perform all and every act
and thing whatsoever requisite,
necessary and proper to be
done in the exercise of any of
the rights and powers herein
granted, as fully to all
intents and purposes as such
attorney-in-fact might or
could do if personally present,
with full power of
substitution or revocation,
hereby ratifying and
confirming that such attorney
-in-fact, or his or her
substitute or substitutes,
shall lawfully do or cause to
be done by virtue of this
power of attorney and the
rights and powers herein
granted.  The undersigned
acknowledges that the foregoing
attorneys-in-fact, in serving
in such capacity at the request
of the undersigned, are not
assuming any of the
undersigned's responsibilities
to comply with Section 16 of
the Exchange Act.

This Power of Attorney shall
remain in full force and
effect until the undersigned
is no longer required to file
Forms 3, 4, and 5 with respect
to the undersigned's holdings
of and transactions in
securities issued by the
Company, unless earlier revoked
by the undersigned in a signed
writing delivered to the
foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the
undersigned caused this Power
of Attorney to be executed as
of this 15th day of September,
2005.



s/Richard H. Gilman
Richard H. Gilman